UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 1, 2018

ENERGY RESOURCES 12, L.P.
(Exact name of registrant as specified in its charter)

Delaware	333-216891	81-4805237
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

120 W 3rd Street, Suite 220 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 882-9192

                          Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Energy Resources 12, L.P. (the “Partnership”) is filing this report in accordance with Items 2.01, 8.01 and 9.01 of Form 8-K.

Item 2.01 – Completion of Acquisition or Disposition of Assets

On November 21, 2017, Energy Resources 12 Operating Company, LLC (“Buyer”), a wholly-owned subsidiary of the Partnership, entered into a Purchase and Sale Agreement (“Purchase Agreement”) with Bruin E&P Non-Op Holdings, LLC (“Seller”), for the purchase of Seller’s interest in certain non-operated oil and gas properties and the related rights, resulting in an approximate average 3.1% non-operated working interest in approximately 204 existing producing wells and approximately 547 future development locations, predominantly in McKenzie, Dunn, McLean and Mountrail counties of North Dakota (collectively, the “Assets”). The Buyer closed on the purchase of the Assets on February 1, 2018.

The Assets are located in the Bakken Shale formation, including the Antelope, Spotted Horn, Squaw Creek and Reunion Bay fields. The Buyer will not be the operator of the Assets; the current, experienced operators will continue to operate on behalf of the Buyer and other working interest owners. The Bakken Shale and its close geologic cousin, the Three Forks Shale, are found in the Williston Basin, centered in North Dakota and are two of the largest oil fields in the U.S. While oil has been produced in North Dakota from the Williston Basin since the 1950s, it is only since 2007 through the application of horizontal drilling and hydraulic fracturing technologies that the Bakken has seen an increase in production activities.

Pursuant to the Purchase Agreement, the purchase price for the Assets was $87.5 million, subject to customary adjustments, and was funded by net proceeds of the Partnership's best-efforts offering, proceeds from the Partnership's $25 million term loan entered into on January 16, 2018 (see description of the term loan in the Partnership's Form 8-K dated January 16, 2018 filed with the Securities and Exchange Commission on January 17, 2018) and an advance from a member of Energy Resources 12 GP, LLC, the General Partner of the Partnership ("General Partner"), of $7.0 million. The advance does not bear interest and the member of the General Partner did not receive any compensation for the advance. The advance is planned to be repaid with future proceeds from the Partnership's ongoing public offering. In addition to the $87.5 million initial purchase price for the Assets, the Partnership anticipates that it may be obligated to invest an additional $70 to $75 million in drilling capital expenditures through 2023 to retain its working interest in the Assets without becoming subject to non-consent penalties under the joint operating agreements governing the Assets.

The description of the Purchase Agreement set forth above is only a summary and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to the Partnership’s Form 8-K filed on November 22, 2017.

Combined Statements of Revenues and Direct Operating Expenses for the Assets for the year ended December 31, 2016, and the nine months ended September 30, 2017, along with the Partnership’s pro forma financial statements reflecting the acquisition of the Assets for the year ended December 31, 2016, and the nine months ending September 30, 2017, are included in Post-Effective Amendment No. 1 to the Partnership’s Registration Statement on Form S-1, File No. 333-216891.

Item 8.01 – Other Events

Status of the Offering

On January 25, 2018, the Partnership closed on the issuance of approximately 0.2 million additional common units through its ongoing best-efforts offering, representing gross proceeds to the Partnership of approximately $4.2 million and proceeds net of selling and marketing expenses of approximately $4.0 million. As of January 25, 2018, the Partnership had completed the sale of a total of approximately 3.4 million common units for total gross proceeds of approximately $65.4 million and proceeds net of selling and marketing expenses of $61.5 million. As of January 25, 2018, 14.2 million common units remain unsold. The Partnership is continuing the offering at $20.00 per common unit in accordance with the Prospectus.

Cost Sharing Agreement

On January 31, 2018, the Partnership entered into a cost sharing agreement ("Cost Sharing Agreement") with Energy 11, L.P. ("E11") to provide access to E11's personnel and administrative resources. The personnel will provide accounting, asset management and other day-to-day management support for the Partnership. The shared day-to-day costs will be split evenly between the two partnerships and any direct third-party costs will be paid by the party receiving the services. The shared costs will be based on actual costs incurred with no mark-up or profit for E11. The agreement may be terminated at any time by either party upon 60 days written notice. The officers and members of our General Partner are also officers and members of the general partner of E11.

The description of the Cost Sharing Agreement set forth above is only a summary and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 10.7 to Post-Effective Amendment No. 1 to the Partnership’s Registration Statement on Form S-1 filed on February 1, 2018.

Item 9.01 – Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired

(1)
Combined Statements of Revenues and Direct Operating Expenses of Properties under Contract for Purchase by a subsidiary of Energy Resources 12, L.P. from Bruin E&P Non-Op Holdings, LLC under Agreement dated November 21, 2017 are filed as Exhibit 99.1 to this current report on Form 8-K (incorporated by reference to Post-Effective Amendment No. 1 to the Partnership’s Registration Statement on Form S-1, File 333-216891):

Report of Independent Auditors
Combined Statements of Revenues and Direct Operating Expenses
Notes to Combined Statements of Revenues and Direct Operating Expenses

(2)
Energy Resources 12, L.P. Unaudited Pro Forma Condensed Combined Financial Statements are filed as Exhibit 99.2 to this current report on Form 8-K (incorporated by reference to Post-Effective Amendment No. 1 to the Partnership’s Registration Statement on Form S-1, File 333-216891):

Introduction
Unaudited Pro Forma Condensed Combined Balance Sheet dated September 30, 2017
Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2016
Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2017
Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(d)  Exhibits

Exhibit 2.1
Purchase and Sale Agreement dated November 21, 2017 by and between Energy Resources 12 Operating Company, LLC, as Purchaser, and Bruin E&P Non-Op Holdings, LLC, as Seller (incorporated by reference from Exhibit 2.1 to the Partnership’s Form 8-K filed on November 22, 2017).

Exhibit 10.3
Cost Sharing Agreement between Energy Resources 12, L.P., Energy 11, L.P. and Energy 11 Management, LLC, dated January 31, 2018 (incorporated by reference from Exhibit 10.7 to Post-Effective Amendment No. 1 to the Partnership’s Registration Statement on Form S-1 filed on February 1, 2018).

Exhibit 99.1
Combined Statements of Revenues and Direct Operating Expenses of Properties under Contract for Purchase by a subsidiary of Energy Resources 12, L.P. from Bruin E&P Non-Op Holdings, LLC under Agreement dated November 21, 2017 (incorporated by reference to Post-Effective Amendment No. 1 to the Partnership's Registration Statement on Form S-1, File 333-216891)

Exhibit 99.2
Energy Resources 12, L.P. Unaudited Pro Forma Condensed Combined Financial Statements (incorporated by reference to Post-Effective Amendment No. 1 to the Partnership's Registration Statement on Form S-1, File 333-216891)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 1, 2018

ENERGY RESOURCES 12, L.P.

		By:	/s/ David McKenney
David McKenney
Chief Financial Officer of Energy Resources 12 GP, LLC